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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                CYBERONICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

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--------------------------------------------------------------------------------

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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                      N/A
--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:
                                      N/A
--------------------------------------------------------------------------------

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                                      N/A
--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                                CYBERONICS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TUESDAY, SEPTEMBER 30, 2003

Dear Stockholder:

     You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Cyberonics, Inc., a Delaware corporation, which will be held on Tuesday, September 30, 2003, at 10:00 a.m., central time, at our offices, 100 Cyberonics Boulevard, Houston, Texas. The annual meeting will be held for the following purposes:

          1. To elect eight directors to serve for the following year and until their successors are duly elected;

          2. To ratify the selection of KPMG LLP as independent auditors of Cyberonics for the fiscal year ending April 30, 2004; and

          3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on August 15, 2003 are entitled to notice of and to vote at the meeting. A list of stockholders will be available commencing August 22, 2003 and may be inspected at our offices during normal business hours prior to the annual meeting. The list of stockholders will also be available for your review at the annual meeting. In the event there are not sufficient votes for a quorum or to approve the foregoing proposes at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies.

     To assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the envelope enclosed for that purpose, even if you plan to attend the meeting. You may vote your shares in person even if you previously returned a proxy card.

                                          Sincerely,

                                          /s/ ROBERT P. CUMMINS
                                          Robert P. Cummins
                                          Chairman of the Board,
                                          President and Chief Executive Officer

Houston, Texas
August 26, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PREVIOUSLY SUBMITTED PROXY AND VOTE IN PERSON.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
About the Annual Meeting....................................    1
Proposal No. 1 -- Election of Directors.....................    5
  General...................................................    5
  Vote Required.............................................    5
  Director Nominees.........................................    5
  Board Composition.........................................    7
  Board Compensation........................................    7
  Board Meetings and Committees.............................    7
  Compensation Committee Interlocks and Insider
     Participation..........................................    8
  Compliance with Section 16(a) of the Securities Exchange
     Act....................................................    8
  Security Ownership of Certain Beneficial Owners and
     Management.............................................    8
  Performance Graph.........................................   10
  Executive Compensation....................................   11
  Fiscal 2003 Report of the Compensation Committee..........   13
  Fiscal 2003 Report of the Audit Committee.................   15
  Certain Relationships and Related Transactions............   16
Proposal No. 2 -- Ratify Appointment of Independent
  Auditors..................................................   17
  Audit and Other Fees......................................   18
  Vote Required.............................................   18
Proposals for the 2004 Annual Meeting of Stockholders.......   18
Other Matters...............................................   19

                                CYBERONICS, INC.
                            100 CYBERONICS BOULEVARD
                              HOUSTON, TEXAS 77058

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

     These proxy materials are furnished to you in connection with the solicitation of proxies by the Board of Directors of Cyberonics, Inc. for use at our 2003 Annual Meeting of Stockholders. The meeting will be held at our offices, 100 Cyberonics Blvd., Houston, Texas 77058, on Tuesday, September 30, 2003, at 10:00 a.m., central time. This proxy statement and the enclosed proxy card are being mailed to stockholders beginning on or about August 26, 2003. Because many stockholders are unable to attend the meeting, our Board of Directors solicits proxies from our stockholders to ensure that each stockholder has an opportunity to vote on all matters scheduled to come before the meeting. We urge you to read carefully the material in this proxy statement.

ABOUT THE ANNUAL MEETING

  WHO SENT ME THIS PROXY STATEMENT?

     Our Board of Directors sent you this proxy statement and proxy card. In addition to this solicitation by mail, our directors, officers and other employees may solicit proxies by telephone, Internet, facsimile, in person or otherwise. These people will not receive any additional compensation for assisting in the solicitation. We will bear the entire cost of soliciting proxies, including the cost of the preparation, assembly, printing and mailing of this proxy statement, the proxy card, and any additional information furnished to our stockholders.

  WHY DID I RECEIVE THIS PROXY STATEMENT AND PROXY CARD?

     You received this proxy statement and proxy card from us because you owned our common stock as of August 15, 2003. We refer to this date as the record date. This proxy statement contains important information for you to consider when deciding whether to vote for the election of directors. Please read this proxy statement carefully.

  WHAT IS A PROXY?

     A proxy is your legal designation of another person to vote the shares that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Robert P. Cummins and Pamela B. Westbrook have been designated as proxies for our 2003 Annual Meeting of Stockholders.

  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

  WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At our annual meeting, stockholders will elect eight directors to serve for the following year and until their successors are duly elected, ratify the selection of our independent auditors and transact such other businesses as may properly come before the meeting. In addition, our management will report on our performance during the 52 weeks ended April 25, 2003 and respond to your questions.

  WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A STOCKHOLDER WHO HOLDS STOCK IN "STREET NAME"?

     If your shares are registered in your name with our transfer agent, EquiServe, you are a stockholder of record, and you are receiving these proxy materials directly from us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting.

     Most of our stockholders hold their shares through a brokerage firm, bank or other nominee rather than directly in their own name. If your shares are held in a brokerage account, by a bank or other nominee (commonly referred to as being held in "street name"), you are the beneficial owner of these shares and these proxy materials are being forwarded to you by your broker, bank, or other nominee as the stockholder of record. As summarized below, there are some distinctions between shares held of record and those held beneficially through a brokerage account, bank or other nominee.

  WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

     All stockholders who owned our common stock at the close of business on August 15, 2003, the record date, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the annual meeting. On August 15, 2003, 22,643,106 shares of our common stock, $.01 par value per share, were outstanding.

  HOW MANY VOTES CAN I CAST?

     You are entitled to one vote for each share of common stock you owned on August 15, 2003, the record date, on all matters considered at the annual meeting.

  WHAT CONSTITUTES A QUORUM?

     A quorum is the presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock issued and outstanding on August 15, 2003, the record date. There must be a quorum for the meeting to be held. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and also treated as shares "represented and voting" at the annual meeting with respect to such matter.

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders and will have the same effect as a vote against the proposals, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     Abstentions occur when stockholders are present at the annual meeting but choose to withhold their vote for any of the matters upon which the stockholders are voting. "Broker non-votes" occur when nominees (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners before the meeting and do not have discretionary authority to vote those shares.

  HOW DO I VOTE MY SHARES?

     Shares held directly in your name as the stockholder of record can be voted in person at the meeting or you can provide a proxy to be voted at the meeting by signing and returning the enclosed proxy card. If you plan to vote in person at the meeting, please bring the enclosed proxy card or proof of identification. Even if you currently plan to attend the annual meeting in person, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

     Shares held in street name (for example, at your brokerage account) may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. If you hold your shares in "street name," you will receive instructions from your bank, broker or other nominee describing how to vote your shares.

     If you vote by granting a proxy, Robert P. Cummins and Pamela B. Westbrook will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy card without giving specific voting instructions, Mr. Cummins and Ms. Westbrook will vote those shares as recommended by our Board of Directors.

  CAN I REVOKE MY PROXY AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have returned your proxy card, you may revoke your proxy at any time before the proxy is exercised by submitting a written a notice of revocation to our Secretary, Pamela B. Westbrook, providing a duly executed proxy bearing a later date or attending the annual meeting and voting in person, which suspends the powers of the proxy holders.

  WHAT ARE THE RECOMMENDATIONS OF OUR BOARD OF DIRECTORS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. Our Board of Directors recommends that you vote FOR:

     - the election of the eight nominated directors; and

     - the proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending April 30, 2004.

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

  WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     Election of Directors. The eight nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected to the Board of Directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Delaware law.

     Other Items. For the ratification of the selection of our independent auditors and any other item properly presented for a vote, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

  WHO COUNTS THE VOTES?

     A representative of EquiServe, our transfer agent, will tabulate the votes and a representative of Vinson & Elkins L.L.P., our outside legal counsel, will act as the inspector of election.

  WHERE CAN I FIND RESULTS OF THE MEETING?

     The preliminary voting results will be announced at the meeting. The final results will be published in our quarterly report on Form 10-Q for the second quarter of fiscal 2004.

  WHOM SHOULD I CONTACT WITH QUESTIONS?

     If you have any questions about this proxy statement or the meeting, please contact our Secretary, Pamela B. Westbrook, at (281) 228-7200.

  WHERE MAY I OBTAIN ADDITIONAL INFORMATION ABOUT CYBERONICS, INC.?

     We refer you to our Annual Report on Form 10-K for the 52 weeks ended April 25, 2003 filed with the Securities and Exchange Commission on July 18, 2003. Our Annual Report on Form 10-K, including financial statements, is included with your Proxy mailing. If you would like to receive any additional information, please contact Pamela B. Westbrook at 100 Cyberonics Boulevard, Houston, Texas 77058 or by telephone at (281) 228-7200.

  MAY I PROPOSE ACTIONS FOR CONSIDERATION AT THE 2004 ANNUAL MEETING OF STOCKHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

     You may submit proposals for consideration at future stockholder meetings, including director nominations. In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for next year's annual meeting, we must receive the written proposal no later than April 30, 2004. The proposal must comply with regulations of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in company-sponsored proxy materials and must contain the information required by our bylaws.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

GENERAL

     Eight directors are to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them FOR the eight nominees named below. In the event that any of the nominees shall become unavailable, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the 2004 Annual Meeting of Stockholders and until his successor has been elected and qualified.

VOTE REQUIRED

     The eight nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected to the Board of Directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Delaware law.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW.

DIRECTOR NOMINEES

     The names and certain information about Cyberonics' director nominees, including their ages as of August 15, 2003, the record date, is set forth below:

NAME                                           AGE                   POSITION
----                                           ---                   --------
Robert P. Cummins............................  49    Chairman of the Board of Directors,
                                                     President and Chief Executive Officer
                                                     and Director
Stanley H. Appel, M.D........................  70    Director and member of the Compensation
                                                     Committee and Nominating and Governance
                                                     Committee
Tony Coelho..................................  60    Director and Chairman of the
                                                     Compensation Committee
Guy C. Jackson...............................  61    Director and Chairman of the Audit
                                                     Committee
Ronald A. Matricaria.........................  60    Director, Chairman of the Nominating and
                                                     Governance Committee and member of the
                                                     Compensation Committee
Alan J. Olsen................................  56    Director and member of the Audit
                                                     Committee
Michael J. Strauss, M.D. ....................  50    Director and member of the Audit
                                                     Committee and Nominating and Governance
                                                     Committee
Reese S. Terry, Jr. .........................  61    Director

     Mr. Cummins has been a director of Cyberonics since June 1988. He was appointed President and Chief Executive Officer in September 1995. He was appointed Chairman of the Board of Cyberonics in June 2001. Until September 1995, Mr. Cummins was a general partner of Vista Partners, L.P., a venture capital partnership that he joined in 1984, a general partner of Vista III Partners, L.P., a venture capital firm formed in 1986, and Vice President of Vista Ventures Inc., a venture capital advisory firm. Until July 1998, Mr. Cummins was a director of Sigma Circuits Inc., a manufacturer of electronic interconnect products.

     Dr. Appel has been a director of Cyberonics since December 1996 and the chair of our Scientific Advisory Board since its formation in 1994. Since 1977, Dr. Appel has been Chairman of the Department of Neurology, Baylor College of Medicine.

     Mr. Coelho has been a director of Cyberonics since March 1997 and an independent business consultant since June 1998. From October 1996 to June 1998, Mr. Coelho was the Chairman and Chief Executive Officer of ETC w/tci, the Washington-based education, training and communications subsidiary of Tele-Communications, Inc. From January 1990 to September 1995, Mr. Coelho served as the President and Chief Executive Officer of Wertheim Schroder Investment Services, Inc., an asset management firm, and from October 1989 to September 1995, he served as Managing Director of Wertheim Schroder and Co., an investment banking firm. Mr. Coelho served in the United States House of Representatives from California from 1979 to 1989, and served as House Majority Whip from 1986 to 1989. Mr. Coelho also serves on the Board of Directors of Service Corporation International, a funeral service corporation, Warren Resources, an oil and gas exploration company, and Mango Soft Inc., a software company.

     Mr. Jackson has been a director of Cyberonics since July 2003. He has more than 35 years of experience in the public accounting industry. In June 2003, Mr. Jackson retired from the accounting firm of Ernst & Young LLP, after 35 years with the firm and one of its predecessors, Arthur Young & Company. During his career, Mr. Jackson has served as the audit partner on a number of large public companies in various industries, including the medical device and technology sectors, in Ernst & Young's New York and Minneapolis Offices. He has been a member of Ernst & Young's Partner Advisory Council, its Governance Board, and formerly served as Director of Strategic Planning for Arthur Young and Company. Mr. Jackson is a member of the New York and Minnesota Societies of Public Accountants and the American Institute of Certified Public Accountants.

     Mr. Matricaria has been a director of Cyberonics since June 2001. He has over 30 years of medical device and pharmaceutical experience at St. Jude Medical, Inc. and Eli Lilly and Company, Inc. He is the former Chairman, CEO and President of St. Jude Medical Inc. Prior to that, he spent 23 years with Eli Lilly and Company, Inc., and during his tenure served in various executive positions, including Vice President of the Pharmaceutical Division, President of the North American operations for the Pharmaceutical Division and President of Eli Lilly International Corporation. In addition to the Cyberonics Board of Directors, Mr. Matricaria serves on the Board of Directors for Vista Care, Inc., Cardiodynamics International Corporation and Endocare, Inc. and is the non-executive Chairman of the Board of Directors at Haemonetics. He is also an advisor to several medically related privately owned companies and a private equity healthcare fund.

     Mr. Olsen has been a director of Cyberonics since June 1999. He has over 30 years of medical device sales and marketing experience at Smith & Nephew Richards, Danek Medical and Sofamor Danek Group. He was founder and President of Danek Medical, a pioneer in the spinal fixation device market, which later became part of Sofamor Danek Group. He served as a Director of Sofamor Danek Group from 1985 to 1993. He is the Chief Executive Officer of Robomedica, Inc., which develops robotic devices to train paralyzed people to walk again. Mr. Olsen has also served on the board of several private and charitable organizations.

     Dr. Strauss has been a director of Cyberonics since March 1997. He is a physician entrepreneur whose professional career has focused on new medical technology and the boundary it shares with health services research, health policy and business. He is the Chief Executive Officer of Naviscan PET Systems, Inc. (formerly PEM Technologies, Inc.), which is developing organ-specific positron emission to tomography, or PET, scanners. Dr. Strauss was a founder and President of Covance Health Economics and Outcomes Services, Inc. He also serves on the Board of Directors of Endocare, Inc., manufacturer of products for treating urological diseases.

     Mr. Terry co-founded Cyberonics in December 1987 and served as Chairman of the Board and Chief Executive Officer of Cyberonics until February 1990, when he became Chairman of the Board and Executive Vice President. He also served as Chief Executive Officer for a portion of 1995. Mr. Terry resigned from his position as Executive Vice President in February 2000 and from his positions as Chairman of the Board and Secretary in June 2001. From 1976 to 1986, Mr. Terry held executive positions with Intermedics, Inc., a medical device and electronics company, including serving as Vice President of Engineering, Vice President of Corporate Technical Resources and, most recently, as Vice President of Quality.

     Thomas A Duerden, Ph.D. has been a director of Cyberonics since March 1989 and is currently a member of our Audit Committee. Dr. Duerden is not standing for re-election to the Board. The Board would like to thank Dr. Duerden for his many years of significant contribution to the growth and development of the Company.

BOARD COMPOSITION

     Pursuant to a letter agreement dated March 28, 1997, the Clark Estates is entitled to designate one person whom it wishes to have appointed to serve on our Board of Directors. This right lasts for as long as the Clark Estates retains at least 600,000 of the aggregate of 901,408 shares of common stock purchased on such date by parties affiliated with the Clark Estates. To date, the Clark Estates has not exercised this right.

BOARD COMPENSATION

     Prior to February 11, 2003, our directors did not receive cash compensation for their services as members of our Board of Directors. As of February 11, 2003, our non-employee directors receive an annual retainer fee of $20,000. Committee chairpersons receive an additional annual fee of $4,000 and committee members receive an additional annual fee of $2,000 for each committee on which they serve. In addition, our non-employee directors receive $1,000 for each Board meeting they attend in person and $500 for each Board meeting they attend by teleconference. Committee members receive an additional $750 for each committee meeting they attend in person and an additional $500 for each committee meeting they attend by teleconference. Non-employee directors are also eligible for discretionary annual option grants under our 1997 Option Plan. For fiscal 2003, each of our non-employee directors received a prorated annual retainer fee of $5,000. Each committee chairperson received a prorated annual fee of $1,000 and each committee member received a prorated annual fee of $500. In fiscal 2003, every board member was granted a discretionary grant of 25,000 options. Mr. Jackson also received an initial grant of 35,000 options for joining the Board of Directors in July. Beginning in fiscal 2004, each director will be eligible to receive an annual grant of 8,000 options.

DIRECTORS' MEETINGS AND COMMITTEES

     Our Board of Directors held a total of nine meetings and acted by written consent eight times during the 52 weeks ended April 25, 2003. Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Our committees are comprised entirely of independent directors under the existing rules of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the NASDAQ Stock Market.

     During fiscal 2003, the Audit Committee was chaired by Michael J. Straus, M.D. and included Alan J. Olsen and Thomas A. Duerden, Ph.D. The Audit Committee is currently chaired by Guy C. Jackson and also includes Michael J. Strauss, M.D., Thomas A. Duerden and Alan J. Olsen. Mr. Duerden is not standing for re-election to the Board of Directors and will no longer be a member of the Audit Committee following our annual meeting. The Audit Committee held 11 meetings during the 52 weeks ended April 25, 2003. This Committee approves the engagement of our independent auditors and is primarily responsible for overseeing the services they perform, including the audit conducted by KPMG LLP included in our Annual Report on Form 10-K. The Audit Committee is comprised entirely of directors who satisfy the standards of independence established under applicable securities laws and NASDAQ listing requirements. The Audit Committee Report is set forth on pages 14 and 15 of this Proxy Statement.

     The Compensation Committee is chaired by Tony Coelho and also includes Stanley H. Appel, M.D. and Ronald A. Matricaria. The Compensation Committee held five meetings and acted by written consent 12 times during the 52 weeks ended April 25, 2003. This Committee establishes salary and incentive compensation of our executive officers and administers our employee benefit plans. The Compensation Committee is comprised entirely of directors who satisfy the standards of independence established under applicable securities laws and NASDAQ Stock Market. The Compensation Committee Report is set forth on pages 13 and 14 of this Proxy Statement.

     The Nominating and Governance Committee is chaired by Ronald A. Matricaria and also includes Stanley H. Appel, M.D. and Michael J. Strauss, M.D. The Nominating and Governance Committee held two meetings during the 52 weeks ended April 25, 2003. This Committee identifies individuals qualified to become members of our Board of Directors, makes recommendations to the Board regarding director nominees for the next annual meeting of stockholders and develops and recommends corporate governance principles to the Board. The Nominating and Governance Committee is comprised entirely of directors who satisfy the standards of independence established under applicable securities laws and the NASDAQ Stock Market.

     During the 52 weeks ended April 25, 2003, all applicable directors attended at least 80% of the meetings of the Board of Directors and the number of meetings held by committees on which the director served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission. Such officers, directors and 10% stockholders are also required by securities laws to furnish us with copies of all Section 16(a) forms they file.

     For fiscal 2003, a Form 4 reporting the grant of stock options to Michael
A. Cheney was filed late. To our knowledge, all other Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were made in compliance with applicable filing requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of June 24, 2003, certain information with respect to the beneficial ownership of our common stock (i) by each person known by us to own beneficially more than five percent of the outstanding shares of our common stock, (ii) by each of our directors, (iii) by each of our executive officers, and (iv) by all directors and executive officers as a group. Except as otherwise noted below, we are not aware of any agreements among our stockholders which relate to voting or investment of our shares of our common stock.

                                                                SHARES       PERCENTAGE OF
                                                             BENEFICIALLY     OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNED(1)     SHARES OWNED(1)
------------------------------------                         ------------   ---------------
Boston Scientific..........................................   3,300,000          14.7%
  One Boston Scientific Place
  Natrick, MA 01760-1537
State of Wisconsin Investment Board........................   2,527,800          11.3%
  P.O. Box 7842
  Madison, WI 53707
Robert P. Cummins(2).......................................   1,015,207           4.3%
Reese S. Terry, Jr.(3).....................................     619,716           2.8%
Pamela B. Westbrook(4).....................................     163,299             *
Shawn P. Lunney(5).........................................     175,807             *
Alan Totah(6)..............................................      66,167             *
Michael A. Cheney(7).......................................      82,150             *
Richard Rudolph, M.D.(8)...................................      70,838             *
W. Steven Jennings(9)......................................       5,000             *
Stanley H. Appel, M.D.(10).................................     157,416             *
Thomas A. Duerden, Ph.D.(11)...............................      88,850             *
Tony Coelho(12)............................................     103,416             *
Michael J. Strauss, M.D.(13)...............................      81,116             *
Alan J. Olsen(14)..........................................      53,674             *
Ronald A. Matricaria(15)...................................      28,116             *
All executive officers and directors as a group (14           2,713,772          11.2%
  persons)(16).............................................

---------------

  *  Less than 1%.

 (1) Based on total shares outstanding of 22,467,985 at June 24, 2003. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of our common stock subject to options and warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Restricted stock not yet vested is included in the total shares outstanding but excluded from both the total shares held by the beneficial holder and the total shares deemed outstanding for computing the percentage of the person holding such restricted stock. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

 (2) Includes 10,000 shares held in trusts for the benefit of Mr. Cummins children of which Mr. Cummins serves as trustee. Also includes 895,007 shares subject to options exercisable on or before August 23, 2003, which include 100,000 options held in trusts for the benefit of Mr. Cummins wife.

 (3) Includes 102,400 shares held in trust for the benefit of Mr. Terry's children of which Mr. Terry serves as trustee. Also includes 46,866 shares subject to options exercisable on or before August 23, 2003.

 (4) Includes 158,586 shares subject to options exercisable on or before August 23, 2003.

 (5) Includes 124,708 shares subject to options exercisable on or before August 23, 2003.

 (6) Includes 66,167 shares subject to options exercisable on or before August 23, 2003.

 (7) Includes 82,000 shares subject to options exercisable on or before August 23, 2003.

 (8) Includes 68,334 shares subject to options exercisable on or before August 23, 2003.

 (9) Includes 5,000 shares subject to options exercisable on or before August 23, 2003.

(10) Includes 113,616 shares subject to options exercisable on or before August 23, 2003.

(11) Includes 75,350 shares subject to options exercisable on or before August 23, 2003.

(12) Includes 93,616 shares subject to options exercisable on or before August 23, 2003.

(13) Includes 73,616 shares subject to options exercisable on or before August 23, 2003.

(14) Includes 53,199 shares subject to options exercisable on or before August 23, 2003.

(15) Includes 28,116 shares subject to options exercisable on or before August 23, 2003.

(16) Includes 1,884,181 shares subject to options held by executive officers and directors, which options are exercisable on or before August 23, 2003. Also includes shares that may be determined to be beneficially owned by executive officers and directors. See Notes 2 through 15.

PERFORMANCE GRAPH

     The graph and table below compare the cumulative total stockholder return of our common stock from April 1998 through April 25, 2003 to the cumulative total return over such period of (i) the Standard & Poor's 500 Index and (ii) the Standard & Poor's 500 Health Care Equipment Index. The graph assumes that $100 was invested in April 1998 in our common stock and in each of the comparative indices. The information contained in the Performance Graph shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing.

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                       ASSUMES INITIAL INVESTMENT OF $100

                             (PERFORMANCE GRAPHIC)

----------------------------------------------------------------------------------------
                            1998       1999       2000       2001       2002       2003
----------------------------------------------------------------------------------------
Cyberonics, Inc.           $100.00   $ 33.85    $ 84.90    $ 47.79    $ 56.25    $ 96.17
----------------------------------------------------------------------------------------
S&P 500.                   $100.00   $120.10    $130.64    $ 12.71    $ 96.81    $ 80.85
----------------------------------------------------------------------------------------
S&P Healthcare Equipment   $100.00   $129.73    $142.08    $135.46    $144.13    $143.64
----------------------------------------------------------------------------------------

EXECUTIVE COMPENSATION

     Except as noted below, the following table sets forth the compensation paid by us for the 52 weeks ended April 25, 2003 to the Chief Executive Officer and each of our four other most highly compensated executive officers whose total compensation exceeded $100,000. These officers are referred to as the named executive officers:

                           SUMMARY COMPENSATION TABLE

                                                                   LONG-TERM COMPENSATION
                                         ANNUAL COMPENSATION      ------------------------
                                      -------------------------   RESTRICTED   SECURITIES
                             FISCAL   SALARY ($)    BONUS ($)       STOCK      UNDERLYING     ALL OTHER
NAME & PRINCIPAL POSITION     YEAR      ANNUAL     COMPENSATION   AWARDS(1)    OPTIONS (#)   COMPENSATION
-------------------------    ------   ----------   ------------   ----------   -----------   ------------
Robert P. Cummins..........   2003     $391,330      $524,639           --       150,000       $   297(2)
  Chairman of the Board,      2002      370,178       373,348           --       150,000           396(2)
  President and Chief         2001      242,308       105,000           --       450,000           350(2)
  Executive Officer
Pamela B. Westbrook........   2003     $209,808      $104,051      $49,175        10,000       $   236(2)
  Vice President, Finance &   2002      201,813       138,056           --        15,000           396(2)
  Administration, Chief       2001      149,423        39,081           --            --           289(2)
  Financial Officer and
     Secretary
Michael A. Cheney(3).......   2003     $277,500      $134,498      $65,567        75,000       $   320(2)
  Vice President, Marketing   2002      201,933       124,942           --       175,000        82,314(4)
Shawn P. Lunney............   2003     $199,712      $ 97,159      $46,833        10,000       $   190(2)
  Vice President, Market      2002      185,000       121,182           --            --           396(2)
  Development                 2001      149,423        32,375           --            --           289(2)
Richard Rudolph, M.D.(3)...   2003     $235,000      $110,156      $55,029            --       $44,880(5)
  Vice President, Clinical    2002      158,173        66,241           --       175,000        10,774(6)
  & Medical Affairs, Chief
  Medical Officer

---------------

(1) Restricted stock awards were granted in June 2003 and represent the overachievement bonus for fiscal 2003 for each of the indicated officers. The restricted stock vests one year from the date of grant. Messrs. Westbrook, Cheney, Lunney and Rudolph received 2,596, 3,461, 2,472 and 2,905, respectively, shares of the restricted stock. See also "-- Report of the Compensation Committee."

(2) Represents premiums paid for term-life insurance.

(3) Mr. Cheney and Dr. Rudolph both joined Cyberonics in July 2001; accordingly, no compensation was paid to Mr. Cheney or Dr. Rudolph during fiscal 2001.

(4) Represents $396 for term-life insurance and $81,918 for expenses paid to Mr. Cheney in connection with his relocation to Houston.

(5) Represents $473 for term-life insurance and $44,407 for expenses paid to Dr. Rudolph in connection with his relocation to Houston.

(6) Represents $264 for term-life insurance and $10,510 for expenses paid to Dr. Rudolph in connection with his relocation to Houston.

     Option Grants in Last Fiscal Year. The following table sets forth each grant of stock options made during the 52 weeks ended April 25, 2003 to each of the named executive officers:

                                           INDIVIDUAL GRANTS
                        -------------------------------------------------------   POTENTIAL REALIZABLE VALUE AT
                        NUMBER OF      PERCENT OF                                    ASSUMED ANNUAL RATES OF
                        SECURITIES   TOTAL OPTIONS                                STOCK PRICE APPRECIATION FOR
                        UNDERLYING     GRANTED TO                                      OPTION TERM ($)(2)
                         OPTIONS      EMPLOYEES IN      EXERCISE     EXPIRATION   -----------------------------
                        GRANTED(#)   FISCAL YEAR(1)   PRICE ($/SH)      DATE           5%              10%
                        ----------   --------------   ------------   ----------   -------------   -------------
Robert P. Cummins.....   150,000           13%           $14.74       5/14/2012    $1,390,486      $3,523,765
Pamela B. Westbrook...    10,000            1%           $14.74       5/14/2012        92,699         234,918
Michael A. Cheney.....    10,000            1%           $14.74       5/14/2012        92,699         234,918
Michael A. Cheney.....    65,000            6%           $17.10      12/02/2012       699,016       1,771,445
Shawn P. Lunney.......    10,000            1%           $14.74       5/14/2012        92,699         234,918
Richard Rudolph,
  M.D.................        --           --                --              --            --              --

---------------

(1) Total number of shares subject to options granted to employees in fiscal 2003 was 1,128,275, which includes options granted to employee directors.

(2) Potential realizable value is based on an assumption that the stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect our estimate of future stock price growth.

     Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values. The following table sets forth, for each of the named executive officers, each officer's exercise of stock options during the 52 weeks ended April 25, 2003 and the year-end value of unexercised options:

                                                              NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                SHARES        VALUE          UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                              ACQUIRED ON    REALIZED      OPTIONS AT FISCAL YEAR-END           AT FISCAL YEAR-END
NAME                          EXERCISE(#)     ($)(1)     EXERCISABLE/UNEXERCISABLE(#)(2)  EXERCISABLE/UNEXERCISABLE($)(3)
----                          -----------   ----------   -------------------------------  -------------------------------
Robert P. Cummins...........    128,950     $1,657,303                   825,840/474,160            $7,600,092/$3,485,408
Pamela B. Westbrook.........         --             --                   144,836/ 35,164                2,540,694/479,931
Michael A. Cheney...........         --             --                    64,917/185,083                526,594/1,408,256
Shawn P. Lunney.............         --             --                    122,375/12,750                1,724,804/137,224
Richard Rudolph, M.D........         --             --                    56,261/343,749                442,445/3,343,055

---------------

(1) Represents market value of underlying securities at date of exercise less option exercise price.

(2) Options generally vest over five-year periods and 1/60th of the optioned shares vest each month until fully vested.

(3) Market value of underlying securities at fiscal year-end is based on $23.08 per share less the exercise price.

     Employment Agreements. In June 2003, Mr. Cummins entered into a five-year employment agreement with the Company. After its initial five-year term, the term of Mr. Cummins' employment agreement is extended automatically for an additional year on each anniversary of the employment agreement, unless terminated by written notice six-months prior to the anniversary date by either Mr. Cummins or the Company. The employment agreement provides that Mr. Cummins shall serve as our Chief Executive Officer and as Chairman of our Board of Directors. Pursuant to this employment agreement, Mr. Cummins will receive an annual base salary of $395,000 and is eligible to earn a bonus up to 100% of his annual base salary based on the achievement of specified performance goals of the Company. Mr. Cummins received a stock option grant for 250,000 shares in connection with the execution of the employment agreement. In addition, Mr. Cummins is eligible for an annual overachievement bonus based upon the overachievement of specified performance goals of the Company. During fiscal 2003, Mr. Cummins earned a bonus equal to 132% of his salary based upon the achievement of performance goals required for each of the bonus and the overachievement bonus.

Mr. Cummins' employment agreement was recommended by the Compensation Committee and approved by the Board of Directors, and was in part based on a survey of comparable companies and recommendations made by Towers Perrin, an independent compensation consulting firm. The base salary provided in the employment agreement is approximately equal to the fiftieth percentile of the peer group surveyed by Towers Perrin while the stock options represent long-term incentive compensation approximately equal to the seventy-fifth percentile of the peer group. In the event of a change of control (as defined in the employment agreement), Mr. Cummins will be entitled to a payment which is the greater of three years annual base salary and bonus or the remaining term of the contract. Additionally, the employment agreement provides that if any payments to Mr. Cummins by the Company would be subject to any excise tax imposed by Section 4999 of the Internal Revenue Code, a "gross-up" payment will be made to place Mr. Cummins in the same net after-tax position as would have been the case if no excise tax had been imposed. The employment agreement also provides for a five-year, term-life insurance policy and includes noncompetition provisions that apply while Mr. Cummins is employed by the Company and for one year following a termination of Mr. Cummins' employment.

     In June 2003, Messrs. Westbrook, Cheney, Lunney, Rudolph, Totah and Jennings each entered into a three-year employment agreement with the Company. Under the terms of each of the employment agreements, Messrs. Westbrook, Cheney, Lunney, Rudolph and Totah will receive an annual salary of $225,000, $300,000, $206,000, $245,000 and $210,000, respectively. Mr. Jennings will receive a bi-weekly salary of approximately $9,615. Pursuant to the terms of the employment agreements, each employee is eligible to participate in the Annual CEO Direct Reports Bonus Plan, with a target bonus of 50% of the employee's annual base salary. In addition, each employee is eligible to participate in the Annual CEO Direct Reports Overachievement Bonus Plan as determined by the Compensation Committee of the Board of Directors and based upon the overachievement of specified performance goals of the Company. Each employee is also eligible for grants of stock options and other equity awards in the discretion of the Compensation Committee.

     Executive Severance Agreement. In June 2003, Mr. Jennings entered into a severance agreement with the Company that provides certain benefits to Mr. Jennings during the protected period following a change of control (as such terms are defined in the severance agreement). This agreement is substantially identical to the agreements entered into in fiscal 2002 with Messrs. Westbrook, Cheney, Lunney, Rudolph and Totah (collectively with Mr. Jennings' agreement, the "Severance Agreements"). The initial term of the Severance Agreements are one year. The initial term of each of the Severance Agreements may be extended for one-year terms following the initial term; however, if a change of control occurs during the term of each of the Severance Agreements, the Severance Agreement cannot terminate until one year after the change of control. The Severance Agreements generally provide for the payment of (a) three times the sum of the employee's base salary and bonus amount; plus (b) that portion of the employee's base salary earned, and vacation pay vested for the prior year and accrued for the current year to the date of termination but not paid or used, and all other amounts previously deferred by the employee or earned but not paid as of such date under all Company bonus or pay plans or programs. Additionally, the Severance Agreements provide that if any payments to the employee by the Company would be subject to any excise tax imposed by section 4999 of the Internal Revenue Code, a "gross-up" payment will be made to place such employee in the same net after-tax position as would have been the case that no excise tax had been imposed.

FISCAL 2003 REPORT OF THE COMPENSATION COMMITTEE

     The following Report of the Compensation Committee of the Board of Directors describes the compensation policies and rationale applicable to our executive officers for the 52 weeks ended April 25, 2003. The Compensation Committee is chaired by Tony Coelho and also includes Stanley H. Appel, M.D. and Ronald A. Matricaria. The Compensation Committee is responsible for establishing the compensation payable to our executive officers and for administering our stock plans.

     Compensation Policy. Our executive compensation policies are designed to attract, retain and motivate the highly skilled executive officers upon whose performance we are dependent by providing compensation packages competitive with those provided by similarly situated companies with whom we compete for key employees. To assist the Compensation Committee in gathering market information with respect to compensation levels of comparable companies, the Compensation Committee engaged the services of Towers Perrin, an independent compensation consulting firm. It is our policy that compensation of executive officers should include base compensation coupled with stock-based incentive opportunities and cash bonuses based on their level of responsibility. We do not contribute to any retirement programs on behalf of any of our employees. Compensation levels for executive officers are generally established for each fiscal year near the beginning of the fiscal year. Compensation levels for employees are generally established annually upon the anniversary date of employment.

     Base Salaries. Base salaries for all employees are generally set at levels that are viewed as competitive. The Compensation Committee determined that the primary elements of officer compensation were to be base salaries together with bonus plan earnings and equity participation through options. The increase in annual base salaries for officers for fiscal 2003 was established by the Board of Directors in May 2002 and generally reflected increases of 6% over fiscal 2002 levels.

     Bonuses. We generally establish target bonus levels for executive officers at the same time that annual salary levels are established for the fiscal year. For fiscal 2003, maximum bonus levels were generally set at 50% of base salary, which is unchanged from the 50% level for fiscal 2002. Bonus payout is generally tied to a combination of company-wide and departmental performance goals. Based upon our financial performance during fiscal 2003, executive officers were paid an average of 91% of their potential bonuses, excluding the overachievement bonus described below.

     Overachievement Bonus. Executive officers are eligible to receive a discretionary annual overachievement bonus if the Company overachieves specified performance goals. In fiscal 2003, we approved overachievement bonuses for executive officers to be awarded in the form of restricted stock grants in the case of the Company's Vice Presidents and in cash in the case of the Chief Executive Officer. The Vice Presidents' restricted stock grants are included in the column "Restricted Stock Awards" and the Chief Executive Officer's overachievement bonus is included in the amounts presented under "Bonus," in each case appearing in the "Summary Compensation Table" above.

     Stock Option Awards. The Compensation Committee evaluated the grant of stock options in fiscal 2003 to executive officers in light of the responsibilities of the executive officers and their current stakes in our long-term success. These option grants are reflected under "Executive
Compensation -- Individual Grants" table included above. In addition, and as described above, the Chief Executive Officer received an option grant in connection with his new employment agreement.

     Compensation of Chief Executive Officer. The Compensation Committee believes that the compensation of the Chief Executive Officer, Mr. Cummins, should be closely tied to the success of Cyberonics, and should provide Mr. Cummins with a stake in the future success of Cyberonics. As described under "Employment Agreements" above, Mr. Cummins entered into a modified five-year employment agreement with Cyberonics in June 2003. In considering the adoption of Mr. Cummins' employment agreement, the Board of Directors engaged the services of Towers Perrin, an independent compensation consulting firm, to conduct an independent compensation review, including a review of salary, bonus and stock option grants for our Chief Executive Officer. Towers Perrin submitted its recommendations to the compensation committee and recommended an increase in salary for Mr. Cummins. The recommendation was based on Tower Perrin's survey of comparable high growth medical device, pharmaceutical and biotechnology companies and the conclusion that the current Chief Executive Officer compensation levels were below market. The base salary in the new employment agreement is approximately equal to the fiftieth percentile of the peer group surveyed by Towers Perrin and as reflected in the employment agreement while the stock options represent long-term incentive compensation approximately equal to the seventy-fifth percentile of the peer group. Under the employment agreement, Mr. Cummins' base salary was increased to $395,000 from $375,000 in fiscal 2002. The employment agreement also includes a one-time grant of an option to purchase 250,000 shares of common stock. For fiscal 2003, Mr. Cummins was awarded a bonus equal to 132% of his base salary, which is based on the over-achievement of performance goals of the Company and includes both his regular and overachievement bonuses. Those goals included the achievement of the annual net sales, earnings per share and cash flow objectives included in the annual budget approved by the Board of Directors as well as the achievement of one or more qualitative objectives set by the Compensation Committee.

                                    Respectfully submitted by the Compensation
                                    Committee
                                    of the Board of Directors of Cyberonics,

                                    Stanley H. Appel, M.D.
                                    Tony Coelho
                                    Ronald A. Matricaria

FISCAL 2003 REPORT OF THE AUDIT COMMITTEE

     The Audit Committee was chaired by Michael J. Strauss, M.D. and also included Alan J. Olsen and Thomas A. Duerden, Ph.D. during fiscal 2003. The Audit Committee is currently chaired by Guy C. Jackson and also includes Dr. Strauss, Mr. Olsen and Dr. Duerden until his retirement immediately following our annual meeting. The Audit Committee is appointed by the Board of Directors to assist the Board and to perform an oversight function with respect to the following:

          (1) discussing our financial statements with management and the external auditor;

          (2) monitoring actions taken by us to comply with our accounting and control policies as well as external accounting, legal and regulatory requirements;

          (3) reviewing disclosures regarding the independence of our external auditors; and

          (4) selecting our external auditors and evaluating their performance.

     Each member of the Audit Committee is an independent director as such term is defined under the current NASDAQ listing requirements. The Audit Committee is governed by an Audit Committee Charter, which complies with the requirements of the Sarbanes-Oxley Act of 2002 and corporate governance rules of the NASDAQ Stock Market and was included as an exhibit to the proxy statement circulated for our 2002 Annual Meeting of Stockholders. The Audit Committee Charter may be further amended to comply with regulations of the Securities and Exchange Commission and NASDAQ listing requirements as they continue to evolve. The Audit Committee Charter may be found on our website.

     In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financials contained in the Cyberonics' Annual Report on Form 10-K for the 52 weeks ended April 25, 2003 with Cyberonics' management and independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financials statements with accounting principles generally accepted in the United States.

     The Audit Committee discussed with the independent auditors their independence from Cyberonics and its management including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatibility of non-audit services with the auditors' independence. In addition, the Audit Committee discussed the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the audited consolidated financial statements in Cyberonics' Annual Report on Form 10-K for the 52 weeks ending April 25, 2003, for filing with the Securities and Exchange Commission.

                                    Respectfully submitted by the Audit
                                    Committee
                                    of the Board of Directors of Cyberonics,

                                    Michael J. Strauss, M.D.
                                    Alan J. Olsen
                                    Thomas A. Duerden, Ph.D.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain of our stockholders, including Messrs. Cummins and Terry, Dr. Appel and venture capital firms formerly affiliated with Mr. Cummins, are entitled to certain registration rights with respect to the common stock held by them.

     Our Bylaws provide that we are required to indemnify our officers and directors to the fullest extent permitted by Delaware law, including those circumstances in which indemnification would otherwise be discretionary, and that we are required to advance expenses to our officers and directors as incurred. Further, we have entered into indemnification agreements with our officers and directors. We believe that our charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

     All future transactions between us and our officers, directors, principal stockholders and affiliates must be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

                                 PROPOSAL NO. 2

                             RATIFY APPOINTMENT OF
                              INDEPENDENT AUDITORS

     Appointment of KPMG LLP. The Audit Committee of the Board of Directors has selected KPMG LLP, independent auditors, to audit the books, records and accounts of Cyberonics for the current fiscal year ending April 30, 2004. KPMG LLP audited Cyberonics' financial statements for the 52 weeks ended April 25, 2003.

     A representative of KPMG LLP is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

     We engaged KPMG LLP to serve as Cyberonics' independent auditors and to audit Cyberonics' financial statements for the fiscal years ended April 26, 2002 and April 25, 2003. The engagement of KPMG LLP was recommended by the Audit Committee and approved by the Board of Directors of Cyberonics. Our Audit Committee has reviewed and discussed the audited consolidated financial statements included in our annual report on Form 10-K, and has recommended, and the Board has approved their inclusion herein. See "Report of the Audit Committee" included elsewhere herein.

     Prior to our engagement of KPMG LLP in April 2002, Cyberonics did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Cyberonics' consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     Dismissal of Arthur Andersen LLP. The Audit Committee of the Board of Directors annually considers and selects Cyberonics' independent auditors. As recommended by Cyberonics' Audit Committee, Cyberonics' Board of Directors decided to dismiss Arthur Andersen LLP as Cyberonics' independent auditors on April 10, 2002.

     Arthur Andersen LLP's reports on Cyberonics' consolidated financial statements did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     Through the date of Arthur Andersen LLP's dismissal, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreements in connection with Arthur Andersen LLP's report; and during Arthur Andersen LLP's engagement there were no "reportable events" of the kind listed in Item 304(a)(1)(v) of Regulation S-K.

     Cyberonics provided Arthur Andersen LLP with a copy of the foregoing disclosure and requested Arthur Andersen LLP to furnish Cyberonics with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements by Cyberonics in the foregoing disclosure and, if not, stating the respects in which it does not agree. We received such a letter indicating that Arthur Andersen LLP agreed with the foregoing statements on April 16, 2002.

     Arthur Andersen LLP completed its audit of our consolidated financial statements for the 10 months ended April 27, 2001 and issued their report with respect to such consolidated financial statements on June 21, 2001. We requested a consent of Arthur Andersen LLP to incorporate their report dated June 21, 2001 included in this Form 10-K but were unsuccessful in obtaining such consent. Arthur Andersen LLP was convicted of obstruction of justice for activities relating to its previous work for Enron Corp., and Arthur Andersen LLP announced that it would cease to audit publicly held companies by August 31, 2002. Because Arthur Andersen LLP has ceased the conduct of its business, our stockholders are unlikely to recover against Arthur Andersen LLP for any claims they may have under securities or other laws as a result of Arthur Andersen LLP's previous role as our independent auditors and as author of the audit report for the audited consolidated financial statements included herein.

AUDIT AND OTHER FEES

     Set forth below is the aggregate fees billed to the Company by KPMG LLP, our independent auditor, for each of the last two fiscal years of the Company.

                                                              52 WEEKS    52 WEEKS
                                                               ENDING      ENDING
                                                              APRIL 25,   APRIL 26,
                                                                2003        2002
                                                              ---------   ---------
Audit Fees(1)...............................................  $180,550     $87,680
Audit-Related Fees(2).......................................    15,500           0
Tax Fees(3).................................................   163,023           0
All Other Fees(4)...........................................         0           0
                                                              --------     -------
  Total.....................................................  $359,073     $87,680
                                                              ========     =======

---------------

(1) Audit Fees are fees Cyberonics paid to KPMG LLP for professional services for the audit of Cyberonics' consolidated financial statements included in Form 10-K and review of financial statements included in Forms 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees are fees billed by KPMG LLP for assurance and related services that are reasonably related to the performance of the audit or review of Cyberonics' financial statements and employee benefit plans.

(3) Tax Fees are fees for tax compliance, tax advice, and tax planning.

(4) All Other Fees are fees billed by KPMG LLP to Cyberonics for any services not included in the first three categories.

     Consistent with our Audit Committee Charter, all services provided by outside accounting firms are pre-approved by our Audit Committee. The Audit Committee has determined that the services provided by KPMG LLP are compatible with maintaining their independence.

VOTE REQUIRED

     Although stockholder ratification of the selection of independent auditors is not required, the Audit Committee and the Board of Directors consider it desirable for the stockholders to vote upon this selection. The affirmative vote of the holders of a majority of our Common Stock represented and voting at the meeting is required to approve and ratify the Board of Directors' selection of KPMG LLP. THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVAL AND RATIFICATION OF SUCH SELECTION.

     In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

             PROPOSALS FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

     In accordance with the requirements set forth in the Exchange Act proposals of our stockholders that are intended to be presented by such stockholders at our 2004 Annual Meeting of Stockholders must be received by us no later than April 30, 2004 in order that they may be included in the proxy statement and proxy card relating to that meeting.

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the 2003 Annual Meeting. If a stockholder intends to submit a proposal at the 2004 Annual Meeting of Stockholders that was not eligible for inclusion in the proxy statement and proxy card, the stockholder must give notice to us in accordance with our Bylaws no later than June 3, 2004. If a stockholder fails to comply with the foregoing notice provision, the proxy holders will not be allowed to use their discretionary voting authority when the proposal is raised at the 2004 Annual Meeting of Stockholders.

                                 OTHER MATTERS

     Management does not intend to bring before the meeting any matters other than those set forth herein and has no present knowledge that any other matters will or may be brought before the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with their judgment.

                                          By Order of the Board of Directors,

                                          /s/ PAMELA B. WESTBROOK
                                          PAMELA B. WESTBROOK
                                          Secretary

                                   DETACH HERE

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                CYBERONICS, INC.

          ANNUAL MEETING OF STOCKHOLDERS -- TUESDAY, SEPTEMBER 30, 2003


The undersigned stockholder of Cyberonics, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders, and hereby appoints Robert P. Cummins and Pamela B. Westbrook, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Cyberonics, Inc., to be held on Tuesday, September 30, 2003, at 10:00 a.m., central time, at Cyberonics' offices located at 100 Cyberonics Boulevard, Houston, Texas, and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

A majority of such attorneys and substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

    SEE REVERSE SIDE       CONTINUED AND TO BE SIGNED       SEE REVERSE SIDE
                               ON REVERSE SIDESIDE

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

This proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of Directors, and as said proxies deem advisable on such other matters as may come before the meeting.


1.       Election Of Directors                                         2.       Proposal to ratify the appointment
                                                                                of KPMG LLP as the Company's
                                                                                independent auditors for the 2004
                                                                                fiscal year.

                                                                                 [ ]             [ ]            [ ]
                                                                                 FOR           AGAINST        ABSTAIN

         NOMINEES:         (01) Robert P. Cummins,                     And upon such other matter or matters which
                           (02) Reese S. Terry, Jr.,                   may properly come before the meeting or any
                           (03) Guy C. Jackson,                        adjournment thereof.
                           (04) Stanley H. Appel, M.D.,
                           (05) Tony Coelho,
                           (06) Michael J. Strauss, M.D.,              MARK HERE FOR ADDRESS CHANGE
                           (07) Alan J. Olsen and                      AND NOTE AT LEFT                     [ ]
                           (08) Ronald A. Matricaria

                  FOR                            WITHHELD              (This proxy should be dated, signed by the stockholder(s)
                  ALL        [ ]        [ ]      FROM ALL              exactly as his or her name appears hereon and returned
                  NOMINEES                       NOMINEES              promptly in the enclosed envelope. Persons signing in a
                                                                       fiduciary capacity should so indicate. If the shares are
                                                                       held by joint tenants or as community property, both should sign.)

            [ ]
                ---------------------------------------------
                For all nominees except as noted above




Signature:                                    Date:             Signature:                                  Date:
          ----------------------------------       -----------            --------------------------------       ----------